UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2005

TRM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-19657	93-0809419
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Exhibits
Signatures
EXHIBIT INDEX
PRESS RELEASE DATED MARCH 30, 2005
WEBCAST PRESENTATION DATED MARCH 30, 2005

Item 2.02 Results of Operations and Financial Condition

     On March 30, 2005, TRM Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release, including unaudited financial information released as a part thereof, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     On March 30, 2005, a webcast and teleconference were held to discuss our financial results for the fourth quarter and year ended December 31, 2004, pursuant to a press release dated March 28, 2005. A copy of the Webcast Presentation is furnished as Exhibit 99.2.

Item 9.01 Exhibits

     (c) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description

99.1	Press Release dated March 30, 2005, announcing financial results for the fourth quarter and year ended December 31, 2004.

99.2	Webcast Presentation dated March 30, 2005, discussing financial results for the fourth quarter and year ended December 31, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant
Date: April 1, 2005	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 30, 2005, announcing financial results for the fourth quarter and year ended December 31, 2004.*

99.2	Webcast Presentation dated March 30, 2005, discussing financial results for the fourth quarter and year ended December 31, 2004.*

*	Filed electronically herewith